 Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of SmartPay Express, Inc. (the “Company”) for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Donaghy, Chief Financial Officer of the Company, individually certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of  the Company on the dates and for the periods presented.

Date: April 16, 2012	/s/ Michael Donaghy
Interim Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SmartPay Express, Inc. and will be retained by SmartPay Express, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.